UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2006

METROLOGIC INSTRUMENTS, INC.

(Exact name of Registrant as specified in its charter)

New Jersey	0-24172	22-1866172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Coles Road, Blackwood, New Jersey	08012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 228-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Metrologic Instruments, Inc. (the “Registrant”) is filing this Amendment No. 1 to its Current Report on Form 8-K dated April 20, 2006 to include Mr. Noens’ separation agreement.

Item 1.01 Entry into a Material Definitive Agreement

As previously reported on Form 8-K, on April 20, 2006, the Registrant announced that Benny Noens would be resigning as President and Chief Executive Officer of the Registrant effective July 1, 2006 for personal reasons. In connection with the resignation, the Registrant entered into a Separation Agreement and General Release (the “Separation Agreement”) with Mr. Noens. The Separation Agreement was executed by Mr. Noens on April 27, 2006, and will become effective at the end of a seven-day revocation period provided by applicable law.

Pursuant to the Separation Agreement, Mr. Noens employment with the Registrant will end on September 15, 2006 and he will receive compensation and benefits through such date in accordance with Registrant’s past practices. Thereafter, the Registrant will provide the following compensation and benefits to Mr. Noens:

•	annual compensation of $300,000 per year until June 30, 2007;

•	one-quarter of the incentive compensation to which Mr. Noens would have otherwise been entitled for the full calendar year of 2006, in accordance with the incentive compensation guidelines previously established by the Board of Directors, with such incentive compensation to be paid, if any, by March 15, 2007;

•	payment for any accrued and unused vacation and personal days, and business expense reimbursement in accordance with the Registrant’s policies and procedures; and

•	apartment rental payments through July 2006 and relocation expenses.

Pursuant to the Separation Agreement, Mr. Noens executed a release and waiver of claims against the Registrant and provided non-compete and non-solicitation covenants to the Registrant for a three-year period following September 15, 2006.

In addition, Mr. Noens will be entitled to exercise stock options to purchase the Registrant’s common stock which vest on September 12, 2006.

Item 1.02 Termination of a Material Definitive Agreement

In connection with Mr. Noens’ separation agreement as described under Item 1.01 above, Mr. Noens’ employment agreement was terminated.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Number	Description of Document
10.1	Separation Agreement and General Release by and between Benny Noens and Metrologic Instruments, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Metrologic Instruments, Inc. (Registrant)

May 3, 2006	By:	/s/ Kevin Bratton
	Name:	Kevin Bratton
	Title:	Chief Financial Officer

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